UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019

AQUANTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38270	20-1199709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 E. Tasman Drive, Suite 100 San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 228-8300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 19, 2019, pursuant to the terms of the previously disclosed Agreement and Plan of Merger, dated May 6, 2019 (the “Merger Agreement”), by and among Marvell Technology Group Ltd., a Bermuda exempted company (“Parent”), Antigua Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and Aquantia Corp., a Delaware corporation (the “Company” or “Aquantia”), Merger Sub was merged with and into Aquantia (the “Merger”), with Aquantia continuing as the surviving corporation in the merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of common stock, $0.00001 par value per share, of Aquantia (“Aquantia Common Stock”) that was outstanding immediately prior to the Effective Time (other than shares held by Aquantia, Parent, Merger Sub or any of their respective subsidiaries and shares as to which appraisal rights have been properly perfected pursuant to Delaware law (and have not been withdrawn or lost) (collectively, the “Disregarded Shares”)) was converted into the right to receive $13.25 in cash, without interest (the “Price Per Share”).

Additionally, at the Effective Time, subject to the terms and conditions of the Merger Agreement, each unexpired, outstanding and unexercised stock option granted under Aquantia’s 2004 Equity Incentive Plan, 2015 Equity Incentive Plan or 2017 Equity Incentive Plan (the “Company Options”) that had a per share exercise price that was less than the Price Per Share (an “In the Money Option”), was vested (after giving effect to any applicable terms of vesting acceleration) and was held by a person who is not an employee of Aquantia continuing employment with Parent, the Surviving Corporation or any subsidiary or affiliate of the Surviving Corporation after the Effective Time, was canceled and extinguished, and the holder thereof became entitled to receive for each share of Aquantia Common Stock subject to such In the Money Option (subject to any applicable tax withholding or other amounts required by applicable legal requirements to be withheld) cash equal to the excess, if any, of the Price Per Share over the per share exercise price for such Company Option. Additionally, at the Effective Time, each outstanding restricted stock unit of Aquantia (each a “Company RSU”) that was vested (after giving effect to any applicable terms of vesting acceleration) was canceled and extinguished, and the holder thereof received (subject to any required tax withholding or other amounts required by applicable legal requirements to be withheld) cash equal to the product of the Price Per Share multiplied by the total number of shares of Aquantia Common Stock subject to such Company RSU. Further, at the Effective Time, each (1) In the Money Option (whether vested or unvested) held by a person who is an employee of Aquantia continuing employment with Parent, the Surviving Corporation or any subsidiary or affiliate of the Surviving Corporation after the Effective Time (each a “Continuing Employee”) was assumed by Parent and converted into an option to purchase Parent common shares using a conversion ratio designed to preserve the intrinsic value of such Company Option, (2) Company RSU that was unvested (after giving effect to any applicable terms of vesting acceleration) and held by a Continuing Employee was assumed and converted into restricted stock units to acquire Parent common shares using a conversion ratio designed to preserve the intrinsic value of such Company RSU, (3) In the Money Option that was unvested and each Company RSU that was unvested (in each case, after giving effect to any applicable terms of vesting acceleration) and held by a person who was not a Continuing Employee was canceled and extinguished for no consideration, and (4) each Company Option that was not an In the Money Option was canceled and extinguished for no consideration. Immediately prior to the Effective Time, each In the Money Option and Company RSU held by a non-employee member of our Board of Directors vested in full.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 19, 2019, as a result of the transactions described in Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference herein, Aquantia requested that the New York Stock Exchange (“NYSE”) suspend trading of Aquantia Common Stock prior to market open on September 19, 2019. Accordingly, on September 19, 2019, NYSE filed with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Aquantia Common Stock. Upon the filing of the Form 25, the Aquantia Common Stock, which previously traded under the ticker symbol “AQ” on NYSE, ceased trading on, and was delisted from, NYSE. Aquantia intends to file with the SEC a certification on Form 15 under the Exchange Act relating to Aquantia Common Stock, which will terminate and suspend Aquantia’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each share of Aquantia Common Stock that was outstanding immediately prior to the Effective Time (except for the Disregarded Shares) was converted into the right to receive the Per Share Price.

Item 5.01	Change in Control of Registrant.

The information disclosed under Items 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger under Section 251(a) of the DGCL on September 19, 2019, a change in control of Aquantia occurred. Upon the Effective Time, Aquantia became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

The information disclosed under Item 2.01 is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, at the Effective Time, all of the members of Aquantia’s board of directors (Geoffrey G. Ribar, Anders Swahn, Dmitry Akhanov, Bami Bastani, Maximiliane C. Straub, Faraj Aalaei and Sam Srinivasan) voluntarily resigned and each ceased to be on any committee of the board of directors of Aquantia. At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time became the directors of Aquantia. At the Effective Time, all of Aquantia’s officers voluntarily resigned and ceased to be officers of Aquantia and the officers of Merger Sub immediately prior to the Effective Time became the officers of Aquantia.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 2.01 is incorporated by reference into this Item 5.03.

As of the Effective Time, the certificate of incorporation and bylaws of Aquantia, each as in effect immediately prior to the Merger, were amended and restated to be in the form of the Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On September 19, 2019, Parent issued a press release announcing the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 6, 2019, by and among Marvell Technology Group Ltd., Antigua Acquisition Corp., and Aquantia Corp. (incorporated by reference to Exhibit 2.1 to Aquantia’s Current Report on Form 8-K filed with the SEC on May 10, 2019).

3.1	Second Amended and Restated Certificate of Incorporation of Aquantia Corp.

3.2	Second Amended and Restated Bylaws of Aquantia Corp.

99.1	Press Release, dated as of September 19, 2019

*

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUANTIA CORP.

By:	/s/ Jean Hu
Name: Jean Hu
Title: President and Chief Financial Officer

Date: September 19, 2019